UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

Metacrine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39512	47-2297384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3985 Sorrento Valley Blvd., Suite C San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 369-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MTCR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2021, the Board of Directors approved the grant of performance-based restricted stock units (“PRSUs”) under the Company’s 2020 Equity Incentive Plan to each of Preston Klassen, Hubert Chen, Patricia Millican and Catherine Lee, covering 104,500, 71,350, 61,350 and 55,200 of the Company’s common stock, respectively, to be granted on June 1, 2021. The PRSUs are subject to a performance-based vesting condition and shall vest in full upon achievement of a specified clinical development milestone in the Company’s FXR program.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2021, Metacrine, Inc. held its 2021 annual meeting of stockholders (the “Annual Meeting”). The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. The proposals set forth below are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2021.

Proposal 1. The following nominees were reelected to serve on the Company’s board of directors as Class I directors until the Company’s 2024 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Preston Klassen, M.D.	15,022,029	109,583	2,167,823
Jeffrey Jonker	12,678,991	2,452,621	2,167,823
John McHutchison, M.D.	14,603,473	528,139	2,167,823

Proposal 2. The appointment of Julia Owens, Ph.D., to the Company’s board of directors to fill a vacancy in Class III and hold office until the 2023 annual meeting of stockholders was ratified, on an advisory basis, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,125,415	4,697	1,500	2,167,823

Proposal 3. The selection by the Audit Committee of the Company’s board of directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,261,850	35,180	2,405	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Metacrine, Inc.

Date: May 26, 2021	By:	/s/ Catherine Lee
Catherine Lee
EVP, General Counsel and Corporate Secretary